Share-Based Compensation - Summary of Binomial Option-Pricing Model To Determine The Fair Value Of The Share Option As Of The Grant Date (Detail) - Koolearn post ipo share option three [Member]	Nov. 15, 2021 $ / shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted average share price	$ 0.67
Exercise price	$ 0.67
Expected volatility	61.00%
Expected life	10 years
Risk-free rate	1.63%
Expected dividend yield	0.00%